Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2013
Commitments [Abstract]
Commitments and Contingencies
The Company has a service agreement with LifeSci Advisors, LLC under which it is required to make several payments over the course of the agreement. LifeSci Advisors, LLC services include, but are not limited to, an investor meeting program and creating a key message platform.

	Less than 1 year	1-3 years	Total
LifeSci Advisors, LLC	55	-	55
Total	$55	$-	$55